UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) March 29, 2010
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                             REPRO-MED SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


          NEW YORK                       0-12305                 13-3044880
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


               24 Carpenter Road, Chester, New York            10918
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             (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (845) 469-2042
                                                           --------------

                                 not applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) As of March 29, 2010, Ronald Tortorella is no longer associated with Repro Med Systems, Inc. Andrew Sealfon, CEO, will assume all COO responsibilities.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       REPRO-MED SYSTEMS, INC.
                                       (Registrant)


Date  April 2, 2010                    By: /s/ Andrew I. Sealfon
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                                           Andrew I. Sealfon
                                           President and Chief Executive Officer

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